UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 24, 2009

NATIONAL PATENT DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

903 Murray Road, PO Box 1960, East Hanover, NJ	07936
(Address of Principal Executive Offices)	(Zip Code)

(973) 428-4600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01         Other Events.

On November 24, 2009, National Patent issued a press release announcing that it has signed a definitive stock purchase agreement pursuant to which it will sell all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, Five Star Products, Inc., to The Merit Group, Inc., the parent company of Merit Paint Sundries, LLC d/b/a Lancaster Distributing, a leading paint sundries distributor based in South Carolina, for cash. A copy of which press release is furnished as Exhibit 99 hereto.

Important Information

This communication may be deemed solicitation material in respect of the transaction described herein.  Because the transaction requires the approval of the stockholders of National Patent, National Patent anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy to be used by National Patent to solicit the approval of its stockholders for such transaction. YOU ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY NATIONAL PATENT WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH A PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can obtain free copies of any such materials (including any proxy statement) filed by National Patent with the SEC, as well as other filings containing information about National Patent, at the SEC’s Internet Site (http://www.sec.gov).  National Patent will also provide copies of any such proxy statement and other information filed with the SEC to any stockholder, at the actual cost of reproduction, upon written request to Ira J. Sobotko, Vice President and Chief Financial Officer of National Patent, at 903 Murray Road, PO Box 1960, East Hanover, New Jersey 07936, or via telephone at (973) 428-4600.  This is not a solicitation of proxies.

Participants in Solicitation

National Patent and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from National Patent’s stockholders with respect to the transaction described herein.  Information regarding the officers and directors of National Patent is set forth in the definitive proxy statement for National Patent’s 2009 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on November 18, 2009, and information regarding direct or indirect interests in the transaction by any officer or director of National Patent, if any, by securities holdings or otherwise, would be set forth in a definitive proxy statement to be filed by National Patent with the SEC in the event such a filing were to occur.

Forward-Looking Statements

Statements in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Forward-looking information may be identified by such forward-looking terminology as “anticipate”, “believe”, “may”, “will”, and similar terms of variations of such terms. Our forward looking statements, including those relating to consummation of the sale transaction and satisfaction of the other conditions and contingencies to the consummation of the sale transaction, are based on our assumptions, estimates and projections about National Patent and the Five Star business and involve significant risks and uncertainties, including: the risk that the transaction will not be consummated;  the risk that conditions and other contingencies to consummation and closing will not occur;  the risk that anticipated benefits from the sale transaction may not be realized or may take longer to realize than expected; the risk that estimated or anticipated costs, charges and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated; and the effect of any regulatory approvals or conditions. Additional information on these and other risks, uncertainties and factors is included in National Patent’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by National Patent with the SEC.  If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially and consummation of the transaction may not occur. You are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. National Patent assumes no obligation to, and does not plan to, update any such forward-looking statements, other than as required by law.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Title

99	Press release dated November 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT CORPORATION

Date: November 24, 2009	By:	/s/ IRA J. SOBOTKO
		Name:	Ira J. Sobotko
		Title:	Vice President & Chief Financial Officer